		SECURITIES AND EXCHANGE COMMISSION
			Washington, D.C. 20549



				Form 8-K



			     CURRENT REPORT



		Pursuant to Section 13 or 15(d) of
	       the Securities Exchange Act of 1934



	Date of Report (Date of earliest event reported) June 7, 1994



			SPRINT CORPORATION
			__________________
	(Exact name of registrant as specified in its charter)



	Kansas          1-4721          48-0457967
	______          ______          __________
	(State of       (Commission     (IRS Employer
	Incorporation)  File Number)    Identification Number)


	2330 Shawnee Mission Parkway, Westwood, Kansas 66205
	____________________________________________________
	(Address of principal executive offices)  (Zip Code)



   Registrant's telephone number, including area code:  (913) 624-3000



	P.O. Box 11315, Kansas City, Missouri 64112
	____________________________________________
	(Mailing address of principal executive offices)

Item 5.  Other Events

	On June 7, 1994, the registrant confirmed in a news release that it is engaged in discussions concerning formation of a global partnership with France Telecom and Deutsche Telekom. The discussions also contemplate that France Telecom and Deutsche Telekom would make financial investments in the registrant through purchases of a new class of the registrant's stock and would be represented on the registrant's Board of Directors. Additional information concerning the discussions is contained in the news release, a copy of which is filed as Exhibit 99 hereto and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.

     (c)  Exhibits

	  99. News Release Relating to Discussions with France Telecom and Deutsche Telekom


			SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

			   SPRINT CORPORATION




			   By  /s/ MICHAEL T. HYDE
			       Michael T. Hyde
			       Assistant Secretary


Dated:  June 7, 1994


			EXHIBIT INDEX


Exhibit
Number                        Exhibit


 99.    News Release Relating to Discussions with France Telecom and
	Deutsche Telekom
